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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                            AFG ENTERPRISES USA, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                    000-28515                    84-1249735
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)

           73-595 EL PASEO, SUITE 2204, PALM DESERT, CALIFORNIA 92660
              (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (760) 674-9696

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principle Officers; Election of Directors:
Appointment of Principle Officers

On March 1, 2006, two of the Company's Directors and Principal Officers resigned. Mr. Erich Spangenberg resigned as a member of the Board of Directors and as Chief Executive Officer, Treasurer and Secretary of the Company and Mr. David Pridham resigned as a member of the Board of Directors of the Company. Both resignations are effective immediately and were submitted by the individuals to pursue other interests and opportunities.

Douglas B. Croxall, a current member of the Board of Directors, was appointed as Chief Executive Officer, Treasurer and Secretary upon the resignation of Erich Spangenberg.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2006

                                        AFG Enterprises USA, Inc.

                                        By: /s/ Douglas B. Croxall
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                                            Douglas B. Croxall
                                            Chief Financial Officer